UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

505 Fifth Avenue
New York, New York 10017

(Address of registrant’s principal executive office)

________________________

Registrant’s telephone number, including area code: (212) 771-0505

________________________

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01      Other Events

     On October 16, 2007, CIT Group Inc. (the “Issuer”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc. (together, the “Underwriters”), pursuant to which the Issuer agreed to sell shares of its common stock to the Underwriters for an aggregate purchase price of $8,000,722.96. A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

	1.1	Underwriting Agreement, dated October 16, 2007, among CIT Group Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC.

By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Executive Vice President &
Treasurer

Dated: October 17, 2007

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated October 16, 2007, among CIT Group Inc., Morgan Stanley & Co. Incorporated and Citigroup Global Markets Inc.